                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                  Date of Report:                    May 16, 2003
                                                     ------------

                  Date of earliest event reported:   May 15, 2003
                                                     ------------

                           Commission File No. 0-20709

                            D&E COMMUNICATIONS, INC.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         Pennsylvania                                          23-2837108
----------------------------                              ----------------------
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                   Identification Number)


          124 East Main Street
             P.O. Box 458
         Ephrata, PA 17522-0458                                         17522
--------------------------------------------                          ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:
(717) 733-4101

ITEM 9. REGULATION FD DISCLOSURE

      The following information is being filed pursuant to Item 9 and Item 12:
On May 15, 2003, D&E Communications, Inc. issued the press release attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

                                    D&E COMMUNICATIONS, INC.


                                    By:  /s/ Thomas E. Morell
                                        ----------------------------------------
                                        Thomas E. Morell
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer

Date: May 16, 2003


                                  Exhibit Index

Exhibit 99 - Press Release dated May 15, 2003